Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Goodwill and other intangible assets and liabilities

Goodwill

The goodwill balance and changes in the carrying amount is as follows:

(In US$ millions)	December 31, 2014	December 31, 2013
Net book balance at January 1	1,200	1,320
Disposals and deconsolidations	(315)	(120)
Impairment of goodwill	(232)	—
Re-classified as assets held for sale	(49)	—
Net book balance of December 31	604	1,200

Of the $315 million derecognized through disposals and deconsolidations, $286 million related to the Floater segment and $29 million related to the tender rig segment (2013: $120 million related to the tender rig segment). The $49 million reclassified as assets held for sale relates to the Jack-up segment.

For more details on the deconsolidation of Seadrill Partners and the disposal of subsidiaries see Note 11, and details on Assets held for sale see Note 37.

Period ended December 31, 2014
The Company performed its annual goodwill impairment test as of December 31, 2014 for both its reporting units; Floaters and Jack-ups. The Company elected to bypass the qualitative assessment given the recent decline in market conditions in the offshore drilling industry. The annual impairment test resulted in the Company recognizing an impairment loss of $232 million relating to its Jack-up reporting unit. The impairment loss relating to the Jack-up reporting unit is primarily due to declining day rates and future market expectations for day rates in the sector. These have been trending lower as a result of the recent decline in the price of oil, which has impacted the spending plans of our customers. No impairment was recognized relating to the Floater reporting unit as the fair value estimate substantially exceeded carrying value.
The impairment charge relating to the Jack-up reporting unit was allocated between the parent and non-controlling interests based upon the non-controlling interests share in each drilling unit within the Jack-up segment. The overall charge to the reporting unit was first allocated to each drilling unit based upon the relative fair values of those drilling units. The non-controlling interest in each drilling unit was then applied to the allocated charge in order to determine the portion attributable to non-controlling interests. The total impairment allocated to the non-controlling interest was $39 million.
The estimated fair values of the Floater and Jack-up reporting units were derived using an income approach which estimated discounted future cash flows for each reporting unit. Our estimated future free cash flows are primarily based on our expectations around day rates, drilling unit utilization, operating costs, capital and long term maintenance expenditures and applicable tax rates. The cash flows are estimated over the remaining useful economic lives of the assets but no longer than 30 years in total, and discounted using an estimated market participant weighted average cost of capital of 9.5%.
The assumptions used in the Company’s estimated cash flows were derived from unobservable inputs and are based on management’s judgments and assumptions available at the time of performing the impairment test.
As of December 31, 2014 the aggregated estimated fair value of the Company’s reporting units exceeded its market capitalization. The Company evaluated the difference by reviewing the implied control premium as compared to other market transactions within our industry and considering other benchmark data and analysis prepared by offshore drilling industry analysts. The Company deems the implied control premium to be reasonable in the context of the data considered.
For the periods ended 2013 and 2012
For the years ended December 31, 2013 and 2012 the Company performed a qualitative assessment of its reporting units which determined that it was more likely than not that the fair value of its Floaters and Jack-up reporting units were not less than their carrying amount. As a result it was not considered necessary to perform the two step goodwill impairment test and no impairment losses were recognized.

Intangibles

Intangible assets/liabilities relate to favorable/unfavorable contracts which are recorded at fair value at the date of acquisition. The amounts recognized represent the net present value of the existing contracts at the time of acquisition compared to the current market rates at the time of acquisition, discounted at the weighted average cost of capital. The estimated unfavorable contract values have been recognized and amortized over the terms of the contracts, ranging from two to five years. The gross carrying amounts and accumulated amortization were as follows:

	December 31, 2014			December 31, 2013
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Favorable contracts - intangible assets
Balance at beginning of period	—	—	—	51	(49)	2
Amortization of favorable contracts	—	—	—	—	(2)	(2)
Derecognition of fully amortized contracts	—	—	—	(51)	51	—
Balance at end of period	—	—	—	—	—	—

Unfavorable contracts - intangible liabilities
Balance at beginning of period	444	(67)	377	—	—	—
Additions	—	—	—	444	—	444
Amortization of unfavorable contracts	—	(130)	(130)	—	(67)	(67)
Balance at end of period	444	(197)	247	444	(67)	377

We amortize the favorable and unfavorable contracts as revenue or reduction to revenue over the contract term. This is recognized within other revenues in the consolidated statement of operations. The table below shows the amounts relating to favorable and unfavorable contracts that is expected to be amortized over the next five years:

	Year ended December 31
(In US$ millions)	2015	2016	2017	2018	2019	Total
Amortization of unfavorable contracts	116	65	43	23	—	247